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EXHIBIT 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the second quarterly report of Magnetek, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David P. Reiland, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID P. REILAND David P. Reiland Executive Vice President and Chief Financial Officer
Dated February 14, 2003

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  EXHIBIT 99.2
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002